--------------------------------------------------------------------------------
                                         THE
                                    MALAYSIA FUND,
                                         INC.
--------------------------------------------------------------------------------





                                   ANNUAL REPORT
                                 DECEMBER 31, 1998
               MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER








                               THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund=s net asset value per share and information regarding the investments comprising the Fund=s portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1998, the Malaysia Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of -39.70% compared to -29.61% for the Kuala Lumpur Stock Exchange Composite Index expressed in adjusted U.S. dollars (the "Index"). for the period since the Fund's commencement of operations on May 4, 1987 through December 31, 1998, the Fund's total return, based on net asset value per share, was -48.57% compared to -31.59% for the Index. Note that the performance returns for the Index for 1998 have been modified to reflect the Fund's fair valuation procedures resulting from the imposition of capital controls in Malaysia during September, 1998 (see last paragraph of this letter). On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $4.00, representing a 32.5% premium to the Fund's net asset value per share.

The Malaysian government implemented capital controls on September 1, 1998. The controls were imposed to maintain the value of the ringgit while expansionary monetary and fiscal policies were implemented. During the first half of 1998, the Malaysian government had been following a fairly orthodox macroeconomic policy mix in an attempt to restore currency stability. These tight policies shadowed the policies implemented by neighboring crisis countries that had accepted IMF funding and IMF designed economic programs. This tight monetary policy combined with excessive domestic leverage, significant industrial over-capacity, over-built property markets and weak export performance sent the economy into a deep recession. When the government loosened monetary policy early in the third quarter, the ringgit's value began to decline again. In a crisis atmosphere across the region, the government lashed out at currency speculation and imposed a one-year holding period on ringgit assets held by all foreign portfolio investors. Malaysians were also prohibited from purchasing foreign currency. The government blamed foreign speculators and a former Deputy Prime Minister who had been too close to the IMF for the severity of the crisis. When foreign funds turned into net sellers of stock, various regulatory obstacles coincidentally were imposed that inhibited foreign trading. One of the changes, the ban on delivery versus payment settlement of trades, is particularly difficult for American funds as U.S. regulations governing mutual funds require that type of
settlement.   Ironically, after Malaysia imposed the capital controls,
regional currency and market conditions improved dramatically. With a little more patience the government might have gotten its stronger currency without having to cut its capital markets out of the international financial system.

The Malaysian market partially recovered in the fourth quarter of 1998 on a mix of easier monetary conditions, limited alternatives for domestic investors (who are typically prohibited from purchasing foreign securities) and some improvements in domestic economic conditions and policies. The most important economic improvement has been the maintenance of a strong current account surplus. The Malaysian current account has shifted from a deficit in 1997 to a significant surplus in 1998 largely on the back of a significant decline in imports. Malaysian export performance was relatively weak in 1998, consistent with most other countries in the region. This current account surplus has allowed Malaysia to rebuild foreign reserves to over $26 billion as of December. This increase in reserves also suggests that the capital controls have been fairly successful at limiting capital flight.
Many observers, including ourselves, expected to see more signs of capital flight by now. Some policies have been pleasant surprises. A bank recapitalization scheme, which started inauspiciously with a significant relaxation of regulatory standards, has recently picked up momentum as newly created government entities have started to purchase impaired assets from weak banks and to inject new capital into these institutions. In addition, the Japanese government has been generous in providing loan guarantees and some fresh loans to Malaysia. The two countries have very extensive trade relations, with Malaysia's exports to Japan accounting for 26% of Malaysian GDP. Inflation has been fairly subdued and falling recently. Finally, industrial production data for October and November, while still down over 10% on a year-on-year basis, has been stable month- on-month suggesting that the economy is bottoming. GDP is estimated to have contracted 6-7% in 1998 and most economic observers expect a small contraction or very modest growth in 1999.

The Malaysian government is reportedly studying proposals to lift the capital controls. The government is reportedly considering replacing the one-year holding requirement with an exit tax on currency repatriation. Foreigners are believed to hold $10 billion of stock in Malaysia; if these funds were repatriated at once, Malaysia would lose almost 40% of its reserves. Lifting the controls could be difficult without significant reforms of settlement procedures and a protracted period of improved regulation as the market has sustained significant damage to its reputation. The capital controls led Morgan Stanley Capital International (MSCI) to drop Malaysia from its developed market and its emerging market free indices effective November 30, 1998. These indices are widely used to benchmark performance and all portfolio managers holding Malaysian securities are now effectively holding a non-index position. Unless non-index positions have superlative fundamentals, most benchmarked portfolio managers are not inclined to hold them. In addition, some domestic political uncertainties would probably have to be cleared up before capital controls could be lifted. A trial of Deputy Prime Minister Anwar Ibrahim has been underway for several months now and is expected to continue for several more months. His supporters have started a movement known as reformasi but will probably be unable to challenge the current Prime Minister and his UMNO party. We are monitoring developments regarding the capital controls carefully and hope that the government moves to rebuild the market's international position.

As discussed in our September 1998 quarterly report, in light of the effect of the restrictions and requirements on the Malaysian market, in early September the Fund, under fair value procedures established by the Board of Directors, began to discount the value of its Malaysian assets because it was of the view that use of market prices and the official ringgit/U.S. dollar exchange rate did not properly reflect the U.S. dollar value of such assets. The extent of the discount implied by the Fund's valuation may change from time to time with changes in market conditions. As a result of these events, we have concentrated the portfolio in the highest quality Malaysian stocks, including stocks with significant dividend yields as dividends are convertible into dollars.


Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999



THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Malaysia Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION                                                       TOTAL RETURN (%)
                                     --------------------------------------------------------------------------
                                        MARKET VALUE (1)         NET ASSET VALUE (2)           INDEX (3)
                                     ----------------------     --------------------     ----------------------
                                                    AVERAGE                  AVERAGE                   AVERAGE
                                     CUMULATIVE      ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE     ANNUAL
                                     ----------     -------     ----------   -------     ----------    --------
                ONE YEAR              -38.66        -38.66        -39.70     -39.70        -29.61      -29.61
                FIVE YEAR             -78.55        -26.50        -83.40     -30.17        -77.22      -25.61
                TEN YEAR               -1.45+        -0.20+       -38.49+     -4.74+       -18.12      -1.98
                SINCE INCEPTION*      -31.88+        -3.29+       -48.57+     -5.54+       -31.59      -3.20

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                       [GRAPH]

                                                                  YEAR ENDED DECEMBER 31,

                                 1988     1989    1990     1991    1992    1993     1994    1995    1996    1997    1998
                                ------   ------  ------   ------  ------  ------   ------  ------  ------  ------  ------
Net Asset Value Per Share. . .  $ 8.98   $13.77  $12.41   $13.55  $16.28  $27.32   $18.57  $18.58  $19.29  $ 5.04  $ 3.02
Market Value Per Share . . . .  $ 7.50   $18.75  $11.38   $11.75  $16.25  $28.00   $17.38  $17.00  $17.50  $ 6.56  $ 4.00
Premium/(Discount) . . . . . .   -16.5%    36.2%   -8.3%   -13.3%   -0.2%    2.5%    -6.4%   -8.5%   -9.3%   30.2%   32.5%
Income Dividends . . . . . . .  $ 0.17   $ 0.11  $ 0.21   $ 0.07      --  $ 0.16   $ 0.02      --      --      --  $ 0.03
Capital Gains Distributions. .      --       --      --       --      --  $ 1.13   $ 3.59    0.84  $ 2.82  $ 0.51      --
Fund Total Return (2). . . . .   23.32%   54.57%  -8.35%    9.80%  20.15%  98.28%+ -18.87%   4.33%  19.93% -72.89% -39.70%
Index Total Return (3) . . . .   25.73%   57.91% -10.02%    9.13%  20.19%  92.60%  -19.66%   3.05%  25.12% -68.71% -29.61%


(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. The performance returns for the Index for 1998 have been modified to reflect the Fund's fair valuation procedures resulting from the imposition of capital controls in Malaysia during September 1998.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Short-Term Investments                       (14.5%)
Equity Securities                            (85.5%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Other                                        (25.8%)
Utilities - Electrical & Gas                (10.9%)
Transportation - Shipping                     (4.7%)
Telecom - Integrated                          (6.5%)
Multi-Industry                                (6.7%)
Beverages & Tobacco                          (11.1%)
Broadcasting & Publishing                     (4.3%)
Energy Sources                                (6.0%)
Food & Household Products                     (6.7%)
Leisure & Tourism                             (6.2%)
Misc. Materials & Commodities                (11.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
                                                                      NET ASSETS
                                                                      ----------
1.   Tenaga Nasional Bhd                                                9.2%
2.   Telekom Malaysia Bhd                                               6.5
3.   Malaysian International Shipping Bhd                               4.8
4.   Petronas Gas Bhd                                                   4.6
5.   Rothmans of Pall Mall Bhd                                          4.0
6.   Hap Seng Consolidated Bhd                                          3.9
7.   Kuala Lumpur Kepong Bhd                                            3.6
8.   Malayan Banking Bhd                                                3.6
9.   Nestle Bhd                                                         3.2
10.  Genting Bhd                                                        3.2
                                                                       ----
                                                                       46.6%
                                                                       ----
                                                                       ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS
--------
DECEMBER 31, 1998

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS(86.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTOMOBILES(3.6%)
     Oriental Holdings Bhd                           210,000    U.S.$        226
     Tan Chong Motor Holdings Bhd                  3,697,000                 838
                                                                ----------------
                                                                           1,064
                                                                ----------------
--------------------------------------------------------------------------------
BANKING(3.5%)
     Malayan Banking Bhd                             735,000               1,042
                                                                ----------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO(11.1%)
     Carlsberg Brewery (Malaysia) Bhd                415,000                 833
     Guinness Anchor Bhd                             967,000                 680
     R.J. Reynolds Bhd                               720,500                 571
     Rothmans of Pall Mall Bhd                       283,000               1,167
                                                                ----------------
                                                                           3,251
                                                                ----------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING(4.3%)
     Nanyang Press Bhd                               496,000                 336
     Star Publications (Malaysia)                    934,000                 929
                                                                ----------------
                                                                           1,265
                                                                ----------------
--------------------------------------------------------------------------------
CONSTRUCTION & HOUSING(0.7%)
     Tan & Tan Development Bhd                       764,000                 207
                                                                ----------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS, INSTRUMENTS(0.7%)
     Malaysian Pacific Industries Bhd                200,000                 191
                                                                ----------------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES(2.0%)
  (a)Puncak Niaga Holding Bhd                      1,134,000                 585

                                                                ----------------
--------------------------------------------------------------------------------
ENERGY SOURCES(6.0%)
     Petronas Gas Bhd                                856,000               1,356
     Shell Refining Co. Bhd                          574,000                 423
                                                                ----------------
                                                                           1,779
                                                                ----------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS(6.7%)
     Amway (Malaysia) Holdings Bhd                   485,000                 697
     Nestle Bhd                                      340,000                 952
     Yeo Hiap Seng (Malaysia) Bhd                    649,000                 313
                                                                ----------------
                                                                           1,962
                                                                ----------------
--------------------------------------------------------------------------------
LEISURE & TOURISM(6.2%)
     Genting Bhd                                     624,200                 949
     Tanjong plc                                     870,000                 865
                                                                ----------------
                                                                           1,814
                                                                ----------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES(11.1%)
     Austral Enterprises Bhd                         840,000                 671
     Golden Hope Plantations Bhd                   1,017,000                 768
     IOI Corporation Bhd                           1,896,000                 761
     Kuala Lumpur Kepong Bhd                         887,000               1,062
                                                                ----------------
                                                                           3,262
                                                                ----------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY(6.7%)
     Hap Seng Consolidated Bhd                     2,547,000               1,149
     Sime Darby Bhd                                1,031,400                 828
                                                                ----------------
                                                                           1,977
                                                                ----------------
--------------------------------------------------------------------------------
REAL ESTATE(1.4%)
     Selangor Properties Bhd                       1,351,000                 413
                                                                ----------------
--------------------------------------------------------------------------------
TELECOM  INTEGRATED(6.5%)
     Telekom Malaysia Bhd                          1,029,000               1,895
                                                                ----------------
--------------------------------------------------------------------------------
TRANSPORTATION  SHIPPING(4.7%)
     Malaysian International
       Shipping Bhd                                1,131,000               1,395
                                                                ----------------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS(10.9%)
     Tenaga Nasional Bhd                           1,889,000               2,714
     YTL Power International Bhd                     907,000                 499
                                                                ----------------
                                                                           3,213
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost U.S.$40,477)                                                   25,315
                                                                ----------------
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(11.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT(11.6%)
     Chase Securities, Inc.
     4.45%, dated 12/31/98, due
     1/4/99, to be repurchased at
     U.S.$3,410, collateralized by
     U.S.$2,480, United States
     Treasury Bonds, 8.75%, due
     5/15/17, valued at U.S.$3,477
     (Cost U.S.$3,408)                       U.S.$     3,408               3,408
                                                                ----------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(3.0%)
     Malaysian Ringgit
    (Cost U.S.$1,097)                        MYR       4,743                 874
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.7%)
     (Cost U.S.$44,982)                                                   29,597
                                                                ----------------
--------------------------------------------------------------------------------

     The accompanying notes are in an integral part of the financial statements.

                                                     AMOUNT              AMOUNT
                                                      (000)               (000)
-------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
     Cash                                   U.S.$         1
     Dividends Receivable                                66
     Interest Receivable                                  1
     Other Assets                                        15    U.S.$         83
                                            ---------------    ----------------
-------------------------------------------------------------------------------
LIABILITIES (-1.0%) Payable For:
     U.S. Investment Advisory Fees                      (92)
     Professional Fees                                  (44)
     Custodian Fees                                     (43)
     Shareholder Reporting Expenses                     (43)
     Administrative Fees                                (23)
     Directors' Fees and Expenses                       (12)
     Malaysian Investment Advisory Fees                 (11)
     Other Liabilities                                  (12)               (280)
                                            ---------------    ----------------
-------------------------------------------------------------------------------
NET ASSETS (100%)

     Applicable to 9,738,015, issued and
       outstanding U.S.$0.01 par value shares
       (20,000,000 shares authorized)                          U.S.$     29,400
                                                               ----------------
                                                               ----------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$       3.02
                                                               ----------------
                                                               ----------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
     Common Stock                                              U.S.$         97
     Capital Surplus                                                    121,059
     Distributions in Excess of Net Investment
       Income                                                                (5)
     Accumulated Net Realized Loss                                      (76,369)
     Unrealized Depreciation on Investments and
     Foreign Currency Translations                                      (15,382)
-------------------------------------------------------------------------------
     TOTAL NET ASSETS                                          U.S.$     29,400
                                                               ----------------
                                                               ----------------
-------------------------------------------------------------------------------

     (a)--Non-income producing


       The accompanying notes are an integral part of the financial statements.

                                                                   YEAR ENDED
                                                               DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends. . . . . . . . . . . . . . . . . . . . . . .  U.S.$    1,053
     Interest . . . . . . . . . . . . . . . . . . . . . . .             185
     Less: Foreign Taxes Withheld . . . . . . . . . . . . .            (264)
--------------------------------------------------------------------------------
          Total Income. . . . . . . . . . . . . . . . . . .             974
--------------------------------------------------------------------------------
EXPENSES
     U.S. Investment Advisory Fees. . . . . . . . . . . . .             325
     Malaysian Investment Advisory Fees . . . . . . . . . .              98
     Administrative Fees. . . . . . . . . . . . . . . . . .              77
     Custodian Fees . . . . . . . . . . . . . . . . . . . .              83
     Shareholder Reporting Expenses . . . . . . . . . . . .              87
     Professional Fees. . . . . . . . . . . . . . . . . . .             105
     Directors' Fees and Expenses . . . . . . . . . . . . .              20
     Transfer Agent Fees. . . . . . . . . . . . . . . . . .              10
     Other Expenses . . . . . . . . . . . . . . . . . . . .              53
--------------------------------------------------------------------------------
          Total Expenses. . . . . . . . . . . . . . . . . .             858
--------------------------------------------------------------------------------
              Net Investment Income . . . . . . . . . . . .             116
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold. . . . . . . . . . . . . .          (47,877)
     Foreign Currency Transactions . . . . . . . . . . . .              185
--------------------------------------------------------------------------------
          Net Realized Loss. . . . . . . . . . . . . . . .          (47,692)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . .           28,450
     Depreciation on Foreign Currency Translations . . . .            (205)
--------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation .           28,245
--------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation. . . . . . . . . . . . . . . .          (19,447)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . .   U.S.$  (19,331)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                         YEAR ENDED              YEAR ENDED
                                                                                      DECEMBER 31, 1998      DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                         (000)                   (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) in Net Assets
Operations:
     Net Investment Income. . . . . . . . . . . . . . . . . . . . . . .               U.S.$      116        U.S.$      187
     Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . .                      (47,692)              (28,726)
     Change in Unrealized Appreciation/Depreciation . . . . . . . . . .                       28,245              (105,245)
------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations . . . . . . .                      (19,331)             (133,784)
------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income. . . . . . . . . . . . . . . . . . . . . . .                         (327)                   --
     In Excess of Net Investment Income . . . . . . . . . . . . . . . .                           (5)                   --
     In Excess of Net Realized Gain . . . . . . . . . . . . . . . . . .                           --                (4,930)
     Total Distributions. . . . . . . . . . . . . . . . . . . . . . . .                         (333)               (4,930)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (5,049 and 0 shares, respectively) .                           16                    --
     Total Decrease . . . . . . . . . . . . . . . . . . . . . . . . . .                      (19,648)             (138,714)
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . .                       49,048               187,762
------------------------------------------------------------------------------------------------------------------------------
     End of Period (including distribution in excess of net investment income / accumulated net investment loss of U.S.$5 and U.S.$89,
       respectively). . . . . . . . . . . . . . . . . . . . . . . . . .               U.S.$   29,400        U.S.$   49,048
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                                   YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                                 -------------------------------------------------------------------------
AND RATIOS:                                                  1998            1997           1996            1995           1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . . . . .   U.S.$ 5.04    U.S.$ 19.29    U.S.$  18.58     U.S.$ 18.57    U.S.$  27.32
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss). . . . . . . . . . . . .         0.01           0.02           (0.04)          (0.03)           0.01
Net Realized and Unrealized Gain (Loss) on
Investments . . . . . . . . . . . . . . . . . . . . .        (2.00)        (13.76)           3.57            0.88           (5.15)
---------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations . . . . . . . .        (1.99)        (13.74)           3.53            0.85           (5.14)
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income . . . . . . . . . . . . . . .        (0.03)            --              --              --              --
  In Excess of Net Investment Income. . . . . . . . .        (0.00)#           --              --              --           (0.02)
  Net Realized Gains. . . . . . . . . . . . . . . . .           --             --           (2.82)          (0.74)          (3.30)
  In Excess of Net Realized Gains . . . . . . . . . .           --          (0.51)             --           (0.10)          (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions . . . . . . . . . . . . . . . . .        (0.03)         (0.51)          (2.82)          (0.84)          (3.61)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD. . . . . . . . . . . .   U.S.$ 3.02    U.S.$  5.04    U.S.$  19.29     U.S.$ 18.58    U.S.$  18.57
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . . . . . . .   U.S.$ 4.00    U.S.$  6.56    U.S.$  17.50     U.S.$ 17.00    U.S.$  17.38
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
     Market Value . . . . . . . . . . . . . . . . . .       (38.66)%       (61.09)%         18.92%           2.03%         (25.94)%
     Net Asset Value (1). . . . . . . . . . . . . . .       (39.70)%       (72.89)%         19.93%           4.33%         (18.87)%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) . . . . . . . .  U.S.$29,400    U.S.$49,048    U.S.$187,762    U.S.$180,674    U.S.$180,587
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . . . . . . .         2.32%          1.35%           1.29%           1.44%           1.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets. . . . . . . . . . . . . . . . . . . . .         0.31%          0.14%          (0.18)%         (0.14)%          0.05%
Portfolio Turnover Rate . . . . . . . . . . . . . . .          124%           107%             50%             33%             23%
---------------------------------------------------------------------------------------------------------------------------------

  #  Amount is less than U.S.$0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
December 31, 1998
--------

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION:In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

     At December 31, 1998, Malaysian securities and currency comprised 89.1% of the Fund's net assets. These securities and currency have been fair valued under procedures approved by the Board of Directors due to the imposition of capital controls in Malaysia. The impact on the Fund of such fair valuation procedures was significant. The fair values assigned may differ from the actual U.S. dollar amounts realized upon disposition of the investments and the differences could be material.

2. TAXES:It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 25% through October 31, 1995. Effective November 1, 1995, all of the Fund's income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations.

3. REPURCHASE AGREEMENTS:In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.   FOREIGN CURRENCY TRANSLATION: The books and    records of the Fund are
     maintained in U.S. dollars. Amounts denominated in foreign currency are
     generally translated into U.S. dollars at the mean of the bid and   asked
     prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     As described in Note A-1, at December 31, 1998, the Malaysian securities and currency have been fair valued under procedures approved by the Board due to the imposition of capital controls in Malaysia. The impact to the Fund of such fair valuation procedures was significant.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statements of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5.   FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
     currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS:Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS:Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES:The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING:Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER:Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as
     soon as the Fund is informed of such dividend) net of   applicable
     withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains and losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator.

E. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the

United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the U.S. Adviser prior to October 1, 1998. On October 1, 1998,
MSTC was acquired by the Chase Manhattan Bank.   Custody fees are payable
monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of $72,000.

F. During the year ended December 31, 1998, the Fund made purchases and sales totaling $43,364,000 and $41,769,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $45,779,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $17,056,000, of which $105,000 related to appreciated securities and $17,161,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $74,475,000 available to offset future capital gains of which $8,792,000 will expire on December 31, 2005 and $65,683,000 will expire on December 31, 2006. For the year ended December 31, 1998, the Fund elects to defer to January 1, 1999 for U.S. Federal Income Tax purposes, post October currency losses of $25,000. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. For the year ended December 31, 1998, the Fund incurred brokerage commissions of $1,000 with Morgan Stanley & Co. Incorporated, an affiliate, of the U.S. Adviser.

H. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998, totaled $11,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.



--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):
     For the year ended December 31, 1998, the Fund expects to pass through to shareholders foreign tax credits of approximately $264,000. In addition, for the year ended December 31, 1998, gross income derived from sources within a foreign country amounted to $1,053,000.

REPORT OF INDEPENDENT ACCOUNTANTS
---------
To the Shareholders and Board of Directors of The Malaysia Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note A-1 to the financial statements, at December 31, 1998, Malaysian securities and currency comprised 89.1% of the Fund's net assets. These securities and currency have been fair valued under procedures approved by the Board of Directors. The impact on the Fund of such fair valuation procedures was significant. The fair values assigned may differ from the actual U.S. dollar amounts realized upon disposition of the investments and the differences could be material.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              The Malaysia Fund, Inc.
                              Boston Equiserve
                              Dividend Reinvestment and Cash Purchase Plan
                              P.O. Box 1681
                              Boston, MA 02105
                              1-800-730-6001